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                           FOURTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF DECEMBER 4, 1998


                                      AMONG


                                  iVILLAGE INC.


                                       AND


                                   EACH OF THE


                               SIGNATORIES HERETO





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                                                 FOURTH AMENDED AND RESTATED
                                            REGISTRATION RIGHTS AGREEMENT dated
                                            as of December 4, 1998, among
                                            iVILLAGE INC., a Delaware
                                            corporation (the "Company"), each
                                            of the signatories hereto
                                            identified as an Investor on the
                                            signature page of such signatory
                                            (the "Investors") and each of the
                                            parties identified on Annex A
                                            hereto (the "Founders").


              The Investors and the Founders currently own, or are acquiring on the date hereof, (i) securities of the Company that are directly or indirectly convertible into or exercisable for shares of Common Stock, $.0005 par value (the "Common Stock"), or (ii) Common Stock of the Company. The parties deem it to be in their best interests to amend and restate the Third Amended and Restated Registration Rights Agreement dated as of February 24, 1998 (the "Old Registration Rights Agreement"), among the Company, the Investors and Founders identified therein and to set forth herein their rights and obligations in connection with public offerings and sales of shares of Common Stock. Accordingly, the parties agree as follows:

     SECTION 1.   Definitions.

              As used in this Agreement, the following terms shall have the following meanings:


                  (a) "AOL Warrants" shall mean stock subscription warrants dated September 19, 1995 and May 6, 1996 issued by the Company to America Online, Inc. ("AOL") to purchase shares of Series B Preferred Stock of the Company.

                  (b) "Bear Stearns Warrants" shall mean stock subscription warrants dated May __, 1997 issued by the Company to Bear Stearns & Co. Inc. ("Bear Stearns") to purchase shares of Common Stock.

                  (c) "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  (e) "IPO" means an underwritten public offering of Common Stock of the Company registered pursuant to the Securities Act.

                  (f) "1997 Warrants" means the stock subscription warrants dated February 27, 1997, issued by the Company to AOL, Tribune Company ("Tribune"), Kleiner Perkins Caufield & Byers VII and KPCB Information Sciences Zaibatsu Fund II and the stock subscription warrants dated April 30, 1997, issued by the Company to AOL and Tribune to purchase shares of Series C Preferred Stock of Company.

                  (g) "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

                  (h) "Preferred Stock" means shares of Series A Preferred Stock, $.0005 par value, Series B Preferred Stock, $.0005 par value, Series B-1 Preferred Stock, $.0005 par value, Series C Preferred Stock, $.0005 par value, Series D Preferred Stock, $.0005 par value and Series E Preferred Stock, $.0005 par value of the Company.

                  (i) "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

                  (j) "Registrable Bear Stearns Shares" means at any time with respect to Bear Stearns, the shares of Common Stock issued or issuable upon exercise of the Bear Stearns Warrants and any shares or other securities received in respect thereof, which are held by Bear Stearns and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

                  (k) "Registrable Shares" means at any time, with respect to any Investor, the shares of Common Stock held (or to be held upon conversion of any Restricted Shares) by such Investor that constitute Restricted Shares.

                  (l) "Registrable Founder Shares" means at any time, with respect to any Founder, the shares of Common Stock held by such Founder that constitute Restricted Founder Shares.

                  (m) "Registration Date" means the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

                  (n) "Restricted Founder Shares" means at any time, with respect to any Founder, the shares of Common Stock held by him or her on the date hereof, and any shares or other securities received in respect thereof, which are held by such Founder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

                  (o) "Restricted Shares" means at any time, with respect to any Investor, the shares of Preferred Stock and/or Tenet Common Stock held by it on the date hereof, issuable upon exercise or exchange of the AOL Warrants and the 1997 Warrants or issuable pursuant to the Letter Agreement dated November 11, 1998, between the Company and National Broadcasting Company, Inc. (the "NBC Letter Agreement"), any shares of Common Stock issued or issuable upon conversion thereof, and any shares or other securities received in respect thereof, which are held by such Investor and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

                  (p) "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

                  (q) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  (r) "Stockholder" means any Investor or Founder and any person or entity that acquires Restricted Shares from such Investor or Restricted Founder Shares from such Founder in accordance with Section 16.

                  (s) "Tenet Common Stock" means shares of Common Stock sold to Tenet Healthcare Corporation pursuant to the terms of the Common Stock Purchase Agreement dated as of February 24, 1998 among the Company and the Investors identified therein and any Additional Shares (as such term is defined therein) issued thereunder.

                  (t) "Transfer" means any disposition of any Restricted Shares or Restricted Founder Shares or Registrable Bear Stearns Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.


     SECTION 2.   Required Registration.


              If the Company shall be requested by Investors who or which hold Restricted Shares (based upon Common Stock equivalents) constituting at least 40% of the then-outstanding Restricted Shares held by all Investors, to effect the registration under the Securities Act of Registrable Shares in accordance with this Section (the "Investor Demand"), then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and to Bear Stearns and shall offer to include in such proposed registration any Registrable Shares or Registrable Bear Stearns Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares or Registrable Bear Stearns Shares, as the case may be, proposed to be included in such registration). If the Company shall at any time following six months after the consummation of an IPO be requested by the National Broadcasting Company, Inc. for itself and, to the extent applicable, its affiliates ("NBC") (and not in conjunction with the other Investors) in writing (which request shall specify the number of Registrable Shares held by NBC proposed to be included in such registration), to effect the registration under the Securities Act of Registrable Shares held by NBC in accordance with this Section (the "NBC Additional Demand"), then the Company shall include in such proposed registration any Registrable Shares held by NBC requested to be included in such proposed registration. The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

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

                  (a) the Company shall not be obligated to file (i) more than four registration statements initiated pursuant to this Section that constitute Investor Demands which become effective or which are rescinded by the Investors without reimbursement referred to in the last paragraph of this Section, (ii) more than one registration statement initiated pursuant to this Section that constitutes an NBC Additional Demand which becomes effective or which is rescinded by NBC without reimbursement referred to in the last paragraph of this Section, or (iii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

                  (b) the Company shall not be obligated to effect any registration unless the anticipated aggregate offering proceeds, net of underwriting discounts and commissions, are expected to exceed $5,000,000;

                  (c) the Company may delay the filing or effectiveness of any registration statement for a period not to exceed 120 days after the date of a request for registration pursuant to this Section 2 if (i) at the time of such request the Company is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Shares may include Registrable Shares pursuant to Section 3 or (ii) the Company shall furnish to the Investors requesting such registration a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Company may not utilize the right set forth in this clause (c) more than once in any 12-month period); and

                  (d) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares, Registrable Bear Stearns Shares or Other Shares; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Registrable Bear Stearns Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then (A) in the case of any Investor Demand, the number of Registrable Shares, Registrable Bear Stearns Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                      (i) first, no less than twenty-five (25%) percent of the Registrable Shares held by Investors, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor at the time of such registration;

                      (ii)  second, the Registrable Bear Stearns Shares;

                      (iii) third, the Primary Shares; and

                      (iv)  fourth, the Other Shares;

or (B) in the case of the NBC Additional Demand, the number of Registrable Shares, Registrable Bear Stearns Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                      (i)   first, the Registrable Shares held by NBC;

                      (ii) second, any Registrable Shares held by Investors other than NBC, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor at the time of such registration; and

                      (iii) third, as determined by the Company in its sole and absolute discretion.

              A requested registration under this Section may be rescinded by written notice to the Company by the Investors initiating such request (in the case of an Investor Demand) or by NBC (in the case of an NBC Additional Demand); provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the Investors initiating such request (in the case of an Investor Demand) or NBC (in the case of the NBC Additional Demand) shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. The Company shall select any firm of underwriters in connection with a registration under this Section 2, which firm of underwriters shall be reasonably acceptable to the Investors (in the case of an Investor Demand) or NBC (in the case of an NBC Additional Demand) including Restricted Shares in a registration under this Section; provided, however, that at such time as General Electric Pension Trust shall include Restricted Shares in a registration under this Section, General Electric Pension Trust shall have the right to approve or disapprove the use of a firm of underwriters in which it has a 5% or more direct or indirect interest.

     SECTION 3.   Piggyback Registration.

                  (a) If the Company at any time proposes for any reason to register Primary Shares, Registrable Shares (other than pursuant to Section 2 hereof) or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to, the Company's stockholders), it shall promptly give written notice to each Stockholder and to Bear Stearns of its intention so to register the Primary Shares, Registrable Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Company, of any Stockholder and/or of Bear Stearns to include in such registration Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares, as the case may be (which request shall specify the number of Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares, as the case may be, proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares, Registrable Founder Shares, or Registrable Bear Stearns Shares as the case may be, to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Registrable Founder Shares, Registrable Bear Stearns Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares, Registrable Founder Shares, Registrable Bear Stearns Shares and Other Shares, proposed to be included in such registration shall be included in the following order:

                      (i)   first, the Primary Shares;

                      (ii) second, the Registrable Shares held by Investors and the Registrable Bear Stearns Shares, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor and the number of Registrable Bear Stearns Shares then held by or issuable to Bear Stearns at the time of such registration;

                      (iii) third, Registrable Founder Shares pro rata based upon the number of shares of Common Stock then owned by each Founder at the time of such registration; and

                      (iv) the Other Shares (other than Registrable Founder Shares).

                  (b) Each Stockholder who has requested that Registrable Shares or Registrable Founder Shares, as the case may be, and Bear Stearns if it has requested that Registrable Bear Stearns Shares, be included in a registration pursuant to Section 3(a) hereof, shall be bound by the Company's choice of managing underwriter stated in the Company's notice; provided, however, at such time as General Electric Pension Trust shall include Restricted Shares in a registration under this Section, General Electric Pension Trust shall have the right to approve or disapprove the use of a firm of underwriters in which it has a 5% or more direct or indirect interest, and to execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such Stockholder and (ii) in customary form.

     SECTION 4.   Registrations on Form S-3.


              Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the Investors shall have the right to request in writing an unlimited number of registrations on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $500,000; provided, however, the Investors may only make one such request in any 6-month period. A requested registration on Form S-3 or any such successor form in compliance with this Section shall not count as a registration statement demanded pursuant to Section 2, but shall otherwise be treated as a registration initiated pursuant to and shall, except as otherwise expressly provided in this Section, be subject to Section 2.

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     SECTION 5.   Holdback Agreement.

                  (a) In connection with the initial public offering of shares of Common Stock of the Company registered pursuant to the Securities Act, if the managing underwriter for such registration shall so request, the Stockholders and Bear Stearns shall not (and will not permit any other person, to the extent allowable by law, who or which holds of record any of the Stockholders' or Bear Stearns' Restricted Shares, Founder Restricted Shares or Registrable Bear Stearns Shares, to), with respect to the Restricted Shares, Founder Restricted Shares or Registrable Bear Stearns Shares so held, directly or indirectly, sell, offer to sell, contract to sell, grant any option or warrant for the sale or purchase of, or otherwise dispose of, any of such shares (other than those included in such registration), or any security convertible or exchangeable into or exercisable therefor, whether now owned or hereafter acquired, owned by the Stockholders or Bear Stearns or with respect to which the Stockholders or Bear Stearns have the power of disposition or beneficial ownership (as used in this Section 5, collectively, the "Subject Shares") for a period of 180 days after the effective date of the registration statement pursuant to which such public offering shall be made. Notwithstanding anything to the contrary contained elsewhere herein, the transfer restrictions contained in this Section 5 shall not apply to shares of Common Stock purchased by the Stockholders in the initial public offering or in market transactions after the initial public offering. Any subsequent resale of such shares of Common Stock so acquired shall not constitute a breach of this Section 5.

                  (b) The foregoing restriction is expressly agreed by the parties hereto to preclude the Stockholders and Bear Stearns from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Subject Shares even if such Subject Shares would be disposed of by someone other than the Stockholders and Bear Stearns. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Subject Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Subject Shares.

                  (c) Notwithstanding the foregoing, the provisions of this
Section 5 shall not prohibit the Stockholders and Bear Stearns from transferring the Subject Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of any Stockholder or Bear Stearns or the immediate family of such Stockholder or (iii) any affiliate of any Stockholder, provided that the trustee of the trust or any such affiliate transferee agrees to be bound by the restrictions set forth herein, and provided further (x) that any such transfer shall not involve a disposition for value and
(y) in the case of an affiliate, such affiliate continues during such restricted period to be an affiliate, or (iv) with the prior written consent of the managing underwriter of such public offering on behalf of the underwriters for such public offering. For purposes of this Section 5, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

                  (d) The Stockholders and Bear Stearns also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Subject Shares except in compliance with the foregoing restrictions.


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

                  (e) The foregoing restrictions in this Section 5 shall be binding on the Stockholders and Bear Stearns only if, and to the extent, the executive officers of the Company owning Common Stock shall be bound by such restrictions.

     SECTION 6.   Preparation and Filing.

              If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares, the Company shall, as expeditiously as practicable:

                  (a) use its best efforts to cause a registration statement that registers such Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be) to become and remain effective for a period of 180 days or until all of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) have been disposed of (if earlier);

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel") or, with respect to the NBC Additional Demand, one counsel selected by NBC (the "NBC Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be);

                  (d) notify in writing the Selling Stockholders' Counsel or NBC Counsel (as the case may be) promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares, Registrable Founder Shares and/or Registrable

Bear Stearns Shares (as the case may be) for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its best efforts to register or qualify such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) to consummate the disposition in such jurisdictions of the Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) owned by such seller; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                  (f) furnish to each seller of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares and/or Registrable Founder Shares (as the case may be);

                  (g) use its best efforts to cause such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be);

                  (h) notify on a timely basis each seller of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) at any time when a prospectus relating to such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) make available for inspection by any seller of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

                  (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be);

                  (m) issue to any underwriter to which any seller of Registrable Shares, Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) may sell shares in such offering certificates evidencing such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be);

                  (n) list such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) shall request;

                  (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) contemplated hereby.

     SECTION 7.   Expenses.

              All expenses incurred by the Company in complying with Section
6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Stockholders' Counsel or NBC Counsel (as the case may be) shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), and all fees and expenses of any special or interim audit for any registration initiated by Stockholders or Bear Stearns pursuant to Section 2 that is not otherwise required under the Securities Act in connection with such registration, shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) sold by such seller or sellers.

     SECTION 8.   Indemnification.

              In connection with any registration of any Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), its partners, members in the case of a limited liability company, beneficiaries in the case of a trust, officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter that states that it is specifically for use in the preparation thereof.

              In connection with any registration of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be) under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, Registrable Founder Shares and/or Registrable Bear Stearns Shares (as the case may be), if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or underwriter that states that it is specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be), and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be), an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be) effected pursuant to such registration.

              The indemnification required by this Section 8 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

              Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

              The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

              If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares, Registrable Founder Shares and Registrable Bear Stearns Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 8, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares exceed the aggregate net offering proceeds received by such seller from the sale of such seller's Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be).

     SECTION 9.   Underwriting Agreement.

                  Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Company and the Stockholders selling Registrable Shares, Registrable Founder Shares or Registrable Bear Stearns Shares (as the case may be) in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

     SECTION 10.  Information by Holder.

              Each Stockholder or Bear Stearns (as the case may be) selling Registrable Shares, Registrable Founder Shares Registrable or Bear Stearns Shares (as the case may be) in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such Stockholder or Bear Stearns (as the case may be) as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 11.  Exchange Act Compliance.

              From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder or Bear Stearns (as the case may be) in supplying such information as may be necessary for such Stockholder or Bear Stearns (as the case may be) to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 12.  No Conflict of Rights.

              The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders and Bear Stearns hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

     SECTION 13.  Restriction on Transfer.

                  (a) The Restricted Shares, the Restricted Founder Shares and Registrable Bear Stearns Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended to insure compliance with the provisions of the Securities Act.

                  (b) Each certificate representing Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN
                  SECTION 13 OF THE FOURTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF ___________, 1998, AMONG i VILLAGE INC., AND THE OTHER PARTIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, i VILLAGE INC., HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF i VILLAGE INC."


                  (c) The holder of any Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares by acceptance thereof agrees, prior to any Transfer of any Restricted Shares or Restricted Founder Shares (as the case may be), to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be), stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) under the Securities Act or the securities or "blue sky" laws of any state of the United States provided, however, that no such opinion of counsel shall be necessary for a Transfer by an Investor which is a partnership to a partner of such Investor, or a retired partner of such holder who retires after the date hereof, or the estate of any such partner or retired partner, or in the case of Rho Management Trust I, to the beneficial owners of such trust, if in each case the transferee agrees in writing to be subject to the terms of this Section 13 to the same extent as if such transferee were originally a signatory to this Agreement. Such holder of Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) shall be entitled to Transfer such Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within three business days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within five days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) (and each certificate or other instrument evidencing any untransferred balance of such Registered Shares, Restricted Founder Shares or Registrable Bear Stearns Shares) shall bear the legend set forth in paragraph (b) above unless (i) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

                  (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares, Founder Shares or Registrable Bear Stearns Shares shall cease and terminate when (i) any such Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) (as the case may be) are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares has met the requirements for Transfer of such Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) under Rule 144(k) under the Securities Act. Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares (as the case may be) as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

     SECTION 14.  Termination.

              This Agreement shall terminate and be of no further force or effect when there shall not be any Restricted Shares, Restricted Founder Shares or Registrable Bear Stearns Shares, provided that in no event shall this Agreement terminate with respect to NBC prior to the issuance and delivery of all shares of Preferred Stock and/or Common Stock pursuant to the NBC Letter Agreement unless the NBC Letter Agreement terminates prior thereto and no shares of Preferred Stock and/or Common Stock have been issued to NBC (in which case this Agreement shall terminate as to NBC), provided further that the rights of the Stockholders and Bear Stearns and obligations of the Corporation under Sections 2, 3 and 4 hereof shall earlier terminate and be of no further force or effect at such earlier time as to any Stockholder or Bear Stearns as the provisions of Rule 144(k) are applicable to the Restricted Shares, Restricted

Founder Shares or Registrable Bear Stearns Shares (as the case may be) then held by such Stockholder (or, with respect to NBC, to the Restricted Shares issuable to NBC pursuant to the NBC Letter Agreement.)

     SECTION 15.  Successors and Assigns.

              This Agreement shall bind and inure to the benefit of the Company, the Stockholders and Bear Stearns and, subject to Section 16, their respective successors, permitted assigns, heirs and legal representatives (as the case may be).

     SECTION 16.  Assignment.

              This Agreement and the rights and obligations of the parties hereunder shall be assignable by the parties hereto and their respective successors and assigns, except that (i) Intel Corporation and/or NBC may assign its rights and obligations hereunder only in connection with a sale or transfer of Restricted Shares at any time, and (ii) any other Stockholder may assign its rights and obligations hereunder only in connection with a sale or transfer of Restricted Shares or Restricted Founder Shares, as the case may be, (a) if such Stockholder is a partnership, to any partner thereof (in the case of a pro rata distribution by a Stockholder that is a partnership to its partners), (b) if such Stockholder is a corporation, to any majority-owned subsidiary of such Stockholder (provided that such rights may be exercised by such subsidiary only for so long as such subsidiary continues to be majority-owned by such Stockholder), (c) if such Stockholder is a natural person, to the spouse or descendants of such person or any trust for the benefit of any thereof, (d) otherwise to any other person or entity to whom at least 250,000 Restricted Shares or Restricted Founder Shares (in each case as constituted on the date hereof) (or lesser number of such shares if representing all of the shares then held by such Stockholder), have been sold or otherwise transferred in accordance with the terms of the Fourth Amended and Restated Stockholders' Agreement dated as of the date hereof, among the Company and the other parties thereto or (e)
(x) in the case of Rho Management Trust I, to the beneficial owners of such trust, (y) in the case of Cox Interactive Media, Inc., to any entity the majority voting power of which is, directly or indirectly, controlled by Cox Enterprises, Inc. and (z) in the case of Tenet Healthcare Corporation, to an entity over which Tenet Healthcare Corporation has Control (as hereinafter defined), provided, however, that the Company is given written notice at the time of such assignment stating the name and address of the assignee and identifying the securities with respect to which the rights and benefits hereunder are being assigned and such assignee expressly agrees in writing with the Company and the other Stockholders to be bound by and to comply with all applicable provisions of this Agreement, whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such securities. Any assignment pursuant to this
Section 16 shall not relieve, release or otherwise discharge the Stockholder effecting such assignment from its obligations under this Agreement. This Agreement shall bind and inure to the benefit of the Company, each Stockholder, and its or his respective successors, permitted assigns, heirs and legal representatives. For purposes of this Section 16, "Control" or "Controlled" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

     SECTION 17.  Entire Agreement.

              This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto, including, without limitation, the Old Registration Rights Agreement, which is hereby terminated in its entirety and of no further force or effect.

     SECTION 18.  Notices.

              All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:


                      (i)   if to the Company, to:

                            iVillage, Inc.
                            170 Fifth Avenue
                            3rd Floor
                            New York, New York  10010
                            Fax:          (212) 604-9133
                            Telephone:    (212) 604-0963
                            Attention:    Candice Carpenter;

                            with a copy to:
                            Orrick, Herrington & Sutcliffe LLP
                            666 Fifth Avenue
                            New York, New York  10103
                            Fax:          (212) 506-5151
                            Telephone:    (212) 506-5325
                            Attention:    Martin H. Levenglick, Esq.;

                      (ii) if to an Investor to the address specified on such Investor's signature page hereto;

                      (iii) if to the Founders, to the respective addresses set
                            forth on Annex A hereto.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

     SECTION 19.  Modifications; Amendments; Waivers.

              The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the Company and the Investors holding at least sixty (60%) percent of the Restricted Shares (based upon Common Stock equivalents) held by all Investors; provided, however, that any amendment or modification that would adversely affect the rights of the Founders hereunder shall require the written approval of Founders holding at least 66-2/3% of the outstanding Restricted Founder Shares (as the case may be); provided, however, that any amendment or modification that would adversely affect the NBC Additional Demand right (including NBC's right to select and be reimbursed for expenses incurred by the NBC Counsel in connection with the NBC Additional Demand); provided further, however, that no modification or amendment shall discriminate against any Stockholder or Bear Stearns without the consent of such Stockholder or Bear Stearns.

     SECTION 20.  Counterparts.

              This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 21.  Headings.

              The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 22.  Severability.

              It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 23.  Governing Law.

              This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

    SECTION 24.  Limitation on liability to General Electric Pension Trust.

                  Any monetary obligation of the Trustees of General Electric Pension Trust shall be enforceable solely against the assets of such Pension Trust and not against any Trustee individually, General Electric Pension Trust (other than as necessary to enforce such rights against such assets) or GE Investment Management Incorporated.

                    COUNTERPART SIGNATURE PAGE TO THE FOURTH
                    AMENDED AND RESTATED REGISTRATION RIGHTS
                     AGREEMENT DATED AS OF DECEMBER 4, 1998


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                            i VILLAGE INC.


                                            By: /s/ Steve Elkes
                                                -------------------------------
                                                Name: Steve Elkes
                                                Title: Vice President

                    COUNTERPART SIGNATURE PAGE TO THE FOURTH
                    AMENDED AND RESTATED REGISTRATION RIGHTS
                     AGREEMENT DATED AS OF December 4, 1998


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       FOUNDERS:

                                       /s/ Candice Carpenter
                                       -----------------------------------
                                                Candice Carpenter

                                       /s/ Nancy Evans
                                       -----------------------------------
                                                   Nancy Evans

                                       /s/ Robert Levitan
                                       -----------------------------------
                                                 Robert Levitan



                                       INVESTOR:

                                       /s/ Admirals, L.P.
                                       -----------------------------------------
       Admirals, L.P.

                                       /s/ America Online, Inc.
                                       -----------------------------------------
       America Online, Inc.

                                       /s/ Applewood Associates
                                       -----------------------------------------
       Applewood Associates

                                       /s/ William James Bell 1993 Trust
                                       -----------------------------------------
       William James Bell 1993 Trust

                                       /s/ Laurence Berk
                                       -----------------------------------------
       Laurence Berk

                                       /s/ Boston Millenia Associates I
                                           Partnership
                                       -----------------------------------------
       Boston Millenia Associates I Partnership

                                       /s/ Boston Millenia Partner Limited
                                           Partnership
                                       -----------------------------------------
       Boston Millenia Partner Limited
 Partnership

       /s/ CIBC Wood Gundy Ventures, Inc.
                                       -----------------------------------------
       CIBC Wood Gundy Ventures, Inc.

                                       /s/ Convergence Entrepreneurs Fund I
                                       -----------------------------------------
       Convergence Entrepreneurs Fund I

                                       /s/ Convergence Ventures I, L.P.
                                       -----------------------------------------
       Convergence Ventures I, L.P.

                                       /s/ Cox Interactive Media, Inc.
                                       -----------------------------------------
       Cox Interactive Media, Inc.

                                       /s/ Gannet International Communications
                                           Inc.
                                       -----------------------------------------
       Gannett International Communications,
 Inc.

                                       /s/ Leavitt Family Trust
                                       -----------------------------------------
       Leavitt Family Trust

                                       /s/ Ralph Mack
                                       -----------------------------------------
       Ralph Mack

                                       /s/ Moore Global Investments, Ltd.
                                       -----------------------------------------
       Moore Global Investments, Ltd.

                                       /s/ Fred Nazem
                                       -----------------------------------------
       Fred Nazem

                                       /s/ Nexus Capital Partners I, L.P.
                                       -----------------------------------------
       Nexus Capital Partners I, L.P.

       /s/ NIG - Village Ltd.
                                       -----------------------------------------
       NIG - Village Ltd.

                                       /s/ O'Sullivan Graev & Karabell. L.L.P.
                                           ("OGK") Profit Sharing Plan F/B/O
                                           Martin H. Levenglick
                                       -----------------------------------------
       O'Sullivan Graev & Karabell. L.L.P.
       ("OGK") Profit Sharing Plan F/B/O
       Martin H. Levenglick

                                       /s/ Stephen M. Parish
                                       -----------------------------------------
       Stephen M. Parish

                                       /s/ Remington Investment Strategies, L.P.
                                       -----------------------------------------
       Remington Investment Strategies, L.P.

                                       /s/ Rho Management Trust I
                                       -----------------------------------------
       Rho Management Trust I

                                       /s/ Merrill Roth
                                       -----------------------------------------
       Merrill Roth

                                       /s/ Seligman Communications and
                                           Information Fund
                                       -----------------------------------------
       Seligman Communications and Information
                                         Fund

                                       /s/ Sonem Partners
                                       -----------------------------------------
       Sonem Partners

                                       /s/ Fred Tanzer
                                       -----------------------------------------
       Fred Tanzer

                                       /s/ TCI Ventures Group, LLC
                                       -----------------------------------------
       TCI Ventures Group, LLC

                                       /s/ TCVII Strategic Partners, L.P.
                                       -----------------------------------------
       TCVII Strategic Partners, L.P.

                                       /s/ TCVII, (Q), L.P.
                                       -----------------------------------------
       TCVII, (Q), L.P.

                                       /s/ TCVII, V.O.F.
                                       -----------------------------------------
       TCVII, V.O.F.

                                       /s/ Technology Crossover Ventures II,
                                           C.V.
                                       -----------------------------------------
       Technology Crossover Ventures II, C.V.

                                       /s/ Technology Crossover Ventures II,
                                           L.P.
                                       -----------------------------------------
       Technology Crossover Ventures II, L.P.

                                       /s/ Tenet Healthcare Corporation
                                       -----------------------------------------
       Tenet Healthcare Corporation

                                       /s/ Transatlantic Venture Partners C.V.
                                       -----------------------------------------
       Transatlantic Venture Partners C.V.

                                       /s/ Tribune Company
                                       -----------------------------------------
       Tribune Company

                                       /s/ Norman Tulchin
                                       -----------------------------------------
       Norman Tulchin

                                       /s/ Vantage Point Venture Partners 1996,
                                           LP
                                       -----------------------------------------
       Vantage Point Venture Partners 1996, LP

                                       /s/ Vantage Point Communications
                                           Partners, LP
                                       -----------------------------------------
       Vantage Point Communications Partners, LP

                                       /s/ Van Wagoner Capital Management
                                       -----------------------------------------
       Van Wagoner Capital Management

                    COUNTERPART SIGNATURE PAGE TO THE FOURTH
                    AMENDED AND RESTATED REGISTRATION RIGHTS
                     AGREEMENT DATED AS OF DECEMBER 4, 1998

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                            BEAR, STEARNS & CO. INC.


                                            By: /s/ Bear, Stearns & Co. Inc.
                                                -------------------------------
                                                Name:  Richard C. Metrick
                                                Title: Senior Managing Director

                                     ANNEX A


-------------------------------------------------------------------------------

Founder
-------------------------------------------------------------------------------
Candice Carpenter
c/o iVillage Inc.
170 Fifth Avenue
New York, New York  10010
-------------------------------------------------------------------------------
Nancy Evans
c/o iVillage Inc.
170 Fifth Avenue
New York, New York  10010
-------------------------------------------------------------------------------
Robert Levitan
c/o iVillage Inc.
170 Fifth Avenue
New York, New York  10010
-------------------------------------------------------------------------------